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                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 1 TO
                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT


         This Amendment No. 1 to Cash Collateral and Disbursement Agreement (the "Amendment") is made and entered into as of the 17th day of November, 2003 by and among U.S. Bank National Association, a national banking association, as disbursement agent, securities intermediary and depositary bank (the "USB Disbursement Agent"), Wells Fargo Bank, N.A., a national banking association, as disbursement agent, securities intermediary and depositary bank (the "WFB Disbursement Agent"), (the USB Disbursement Agent and the WFB Disbursement Agent, together with any successor disbursement agent permitted hereunder, being sometimes referred to herein individually or collectively as the "Disbursement Agent"), U.S. Bank National Association, a national banking association, as trustee under the Indenture (together with its successors and assigns from time to time under the indenture, the "Trustee"), Merritt & Harris, Inc. (the "Independent Construction Consultant"), the River Rock Entertainment Authority (the "Authority"), an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California (the "Tribe") and the Tribe (collectively, the "Parties").

         WHEREAS the Parties entered into the Cash Collateral and Disbursement Agreement dated as of the 7th day of November, 2003, (the "Agreement"); and

         WHEREAS the Parties wish to amend the Agreement to make technical amendments thereto,

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Parties, intending to be legally bound hereby, agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Agreement.

         2. Section 2.5.1 of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

                  "For so long as this Agreement remains in effect, the WFB Disbursement Agent waives its rights of chargeback and/or banker's lien against the Operating Account. In addition, the WFB Disbursement Agent waives any right to offset any claim (including such right of setoff as set forth in Section 9-340 of the UCC) against the Authority which it might have against any account maintained hereunder; provided, however, that the WFB Disbursement Agent retains the right to charge the Operating Account for (a) any of the WFB Disbursement Agent's fees provided for herein for which the Authority is responsible as provided above and (b) all items deposited in and credited to the Operating Account and subsequently returned unpaid or with respect to which the WFB Disbursement Agent fails to receive final settlement."
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         3. Section 2.5.2 of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

                  "For so long as this Agreement remains in effect, the USB Disbursement Agent waives its rights of chargeback and/or banker's lien against the Operating Account. In addition, the USB Disbursement Agent waives any right to offset any claim (including such right of setoff as set forth in Section 9-340 of the UCC) against the Authority which it might have against any account maintained hereunder; provided, however, that the USB Disbursement Agent retains the right to charge the Construction Accounts for (a) any of the USB Disbursement Agent's fees provided for herein for which the Authority is responsible as provided above and (b) all items deposited in and credited to the Construction Accounts and subsequently returned unpaid or with respect to which the USB Disbursement Agent fails to receive final settlement."

         4. Section 2.9 of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

                  "Each Disbursement Agent hereby acknowledges the Trustee's security interests as set forth above and under any other Collateral Documents and waives any security interest or other lien in the Collateral and further waives any right to set-off the Collateral now or in the future against any indebtedness of the Authority provided, however, that (a) the WFB Disbursement Agent retains the right to charge the Operating Account for (1) any of the Disbursement Agent's fees provided for herein for which the Authority is responsible as provided herein and (2) all items deposited in and credited to the Operating Account and subsequently returned unpaid or with respect to which the WFB Disbursement Agent fails to receive final settlement and (b) the USB Disbursement Agent retains the right to charge the Construction Accounts for (1) any of the USB Disbursement Agent's fees provided for herein for which the Authority is responsible as provided herein and (2) all items deposited in and credited to the Construction Accounts and subsequently returned unpaid or with respect to which the USB Disbursement Agent fails to receive final settlement."

         5. Section 7.1 of the Agreement is hereby amended by inserting the following additional sentence at the end of the section:

                  "In no event shall any party to this Agreement be liable to any other party to this Agreement for any special, indirect, incidental, consequential or punitive damages whether the likelihood of such damages was known to the party against which the claim is asserted or action brought and regardless of the form of the claim or action including without limitation any claim or action alleging gross negligence, willful misconduct, failure to exercise reasonable care or failure to act in good faith."
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         6. Section 10.1 of the Agreement is hereby amended by

         (a) deleting from Section 10.1.1 the sentence, "A Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days' written notice to all parties hereto" and inserting in lieu thereof the following:

                  "A Disbursement Agent may resign from its obligations under this Agreement at any time after prior written notice of not less than sixty (60) days to all parties hereto. The Authority shall designate a successor to the Disbursement Agent promptly after receipt of notice of resignation by the Disbursement Agent, which successor shall be subject to the approval of the Trustee (such approval to be granted or withheld in the Trustee's sole and absolute discretion), and shall cause such designated successor promptly to assume the obligations of the Disbursement Agent hereunder. It shall be an Event of Default under the Pledge and Security Agreement and the other documents evidencing, securing or otherwise relating to the Senior Notes, if a successor to the Disbursement Agent acceptable to the Trustee shall not have been designated and has not assumed the obligations of the Disbursement Agent prior to the effective date of the Disbursement Agent's resignation."

                  and

         (b) deleting the words "resigns or" from the first sentence of Section 10.1.2

         7. Section 11 of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

                  "Each Disbursement Agent shall deliver to the Authority and the Trustee such statements of account and reports relating to a Collateral Account as required pursuant to Section 5 of its related Control Agreement."

         8. Section 12.8 of the Agreement is hereby amended by adding the following proviso to the end of the first sentence thereof:

                  "; provided that, in the event any of the terms or provisions of this Agreement are inconsistent or contrary to the terms of either of the Control Agreements, the terms of the Control Agreement shall be deemed to be the controlling language and shall supercede any inconsistent or contrary language contained in this Agreement."

         9. Miscellaneous.

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein to such Agreement shall henceforth refer to the Agreement as amended by this Amendment.
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         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original.





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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment No.1 to the Cash Collateral and Disbursement Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as USB Disbursement Agent

By:      /s/ Frank Leslie
         -----------------------
         Name: Frank Leslie
         Title: Vice President


WELLS FARGO BANK, N.A.,
as WFB Disbursement Agent

By:      /s/ Rochanne L. Hackett
         -----------------------
         Name: Rochanne L. Hackett
         Title: Vice President


U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:      /s/ Frank Leslie
         -----------------------
         Name: Frank Leslie
         Title: Vice President


RIVER ROCK ENTERTAINMENT AUTHORITY

By:      /s/ Elizabeth Elgin DeRouen
         -----------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


THE DRY CREEK RANCHERIA BAND OF POMO INDIANS

By:      /s/ Elizabeth Elgin DeRouen
         -----------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


MERRITT & HARRIS, INC.

By:      /s/ Thomas C. Richard
         ---------------------------
         Name: Thomas C. Richard
         Title:  President & CEO